Fees Summary	Sep. 17, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 22,469,899.60
Previously Paid Amount	0.00
Total Fee Amount	3,316.56
Total Offset Amount	0.00
Net Fee	$ 3,316.56
Final Prospectus	false